UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  September 30, 2011

Date of reporting period:  September 30, 2011

Item 1. Reports to Stockholders.

Poplar Forest Partners Fund

A Series of Advisors Series Trust

www.poplarforestfunds.com

Annual Report
September 30, 2011

POPLAR FOREST PARTNERS FUND

November 4, 2011

To my partners,

Four years ago, I established Poplar Forest Capital with a straightforward mission:

Superior, risk-adjusted returns, net of fees and taxes, over full market cycles by investing in under-appreciated companies and industries

Said differently, we strive for above average long-term results.  Generating above average long-term results requires a differentiated approach to investing.  Being different means sometimes being out of sync with the broad market.  I’ve lived through such situations before (especially in the late 1990s) and that experience is particularly helpful today.

We recognize the worries on which many market participants are focused – Europe is certainly a mess and there may be a recession in 2012.  But recessions come and recessions go – we don’t value our companies based on depressed earnings during a recession.  Our portfolios will generally have what we consider to be the most attractive 25-35 stocks we can find based on normalized earnings and free cash flow when viewed over a three to five year investment horizon.

Over time, I have found a multi-year investment horizon to be an advantage.  That said, in the current environment, our results have been penalized by our long-term approach as investors are currently focused on shorter-term issues including the financial crisis in Europe and slowing global growth.

While the first seven months of the Fund’s fiscal year were decidedly positive (S&P 500® Index up almost 21%), emerging global macroeconomic concerns led the stock market, as measured by the S&P 500® Index, to a loss of over 16% in the five months thereafter.  Our portfolio was not well positioned for the change in sentiment and, as a result, our investment results lagged the S&P 500® Index.  The Fund continues to focus on financially strong companies that we believe have the potential to deliver stronger than generally expected earnings and free cash flow over time.  I don’t know how much longer our portfolios will remain out of favor, but I think the long-term gains should compensate us for the short-term pain.

During this period of elevated worry, our lack of exposure to traditionally defensive sectors such as electric utilities and large consumer staples companies penalized our results.  In addition, our above average exposure to financial services companies has also contributed to our poor short-term results.  We continue to see tremendous value in the financial service companies we own and believe that others should recognize this value over time.

For the fiscal year ended September 30, 2011, the Fund’s Class A shares, without the sales load, returned -6.44%, as compared to the S&P 500® Index, which returned +1.14%.  During the year, the biggest positive contributors to our results were Aetna, IBM, McGraw-Hill and Weight Watchers.  The holdings with the biggest declines in the period were Avery Dennison, Bank of America, Citigroup and Lincoln National.

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Results – Annualized Total Returns as of Sept. 30, 2011

			Since
	3Q		Inception
	2011	1 Year	(12/31/09)
Poplar Forest Partners Fund:
Class A shares; with load	-24.30%	-11.13%	-4.07%
Class A shares; without load	-20.32%	-6.44%	-1.21%
Institutional Class shares	-20.25%	-6.18%	-0.96%
S&P 500® Index	-13.87%	+1.14%	+2.87%

Expense Ratio A Shares: 2.24% Gross; 1.25% Net of fee waiver
Expense Ratio Institutional Shares: 1.94% Gross; 1.00% Net of fee waiver

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.  Performance for Class A shares with load reflects a maximum 5.00% sales charge.  Class A shares without load does not take into account any sales charges which would reduce performance.  The Adviser has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) through January 28, 2012.

Outlook – Uncertainty Can Create Opportunity

I believe the fiscal crisis in Europe is the single biggest issue influencing the economy and stock market today.  The situation in Europe looks eerily similar to the U.S. in 2008-09.  Our problem was imprudent bank lending to sub-prime home buyers; Europe’s problem is imprudent bank lending to sub-prime governments (like Greece).

In my opinion, the core issue is insufficient bank equity capital to handle bad loans.  Concerns about sufficient capital (solvency) can create a liquidity crisis which is the equivalent of draining the oil out of an economic engine.  To date, Europe’s leaders have primarily focused on liquidity issues without dealing with the underlying question of solvency.

A solvency crisis can’t be remedied by simply lowering interest rates or by providing emergency liquidity facilities.  If the governments of Europe are going to do anything, my hope is that they’ll move more aggressively to shore up the capital positions of their banks.  The current effort to restructure Greece’s debt seems insufficient.  Will Europe’s political leaders come together with a plan to strengthen the European banking system?  I don’t know.  However, I am confident that if they don’t address bank capital soon, then markets will force their hand.  While the recent reaction of investors to policy moves out of Europe has been positive, the intended

POPLAR FOREST PARTNERS FUND

actions look far too short-term oriented for my taste.  I fear we’ve simply pushed out the day of reckoning by a year.

I hope Europe’s leaders will not stop with half measures on bank capital, but as of today, I’m not optimistic they will do enough.  We’ve reached an interesting juncture where U.S. regulators are holding U.S. based banks to far more stringent capital requirements relative to their European peers.  This has the potential to depress returns for U.S. institutions, but if customers deem U.S. banks to be more financially sound, there may be opportunities to take market share from European banks over time.  The potential for long-term market share gains does not appear to be on many investors’ radar screens in today’s short-term, sentiment driven market.

In the short-run, investor sentiment can overwhelm economic or company specific fundamentals.  We use valuation tools as a gauge of sentiment - as a way to assess investor confidence or pessimism.  From our vantage point, investor fear is pervasive and confidence is currently lacking.  While it feels uncomfortable to buy when others are selling, pessimism and investor uncertainty can breed opportunity.

During the “New Era” of the tech bubble, stock prices, as measured by the S&P 500® Index, reached 1500 for the first time.  This equated to 25x the earnings expected for the year.  The dividend yield on stocks dropped to roughly 1%.  In an environment where everyone loved stocks, there was little interest in 10-year Treasury bonds which yielded 6%.

In contrast, at the 9/30/11 closing level of 1131, stocks, as measured by the S&P 500® Index, sold for less than 12x this year’s expected operating earnings and the dividend yield exceeded 2%.  In an environment where no one seems to love stocks, there is tremendous interest in 10-year Treasury bonds yielding 2%.  In a bit over a decade, the price/earnings ratio on stocks has been cut in half while their dividend yield has doubled; meanwhile, Treasury bond yields have been cut by two-thirds.  This marked shift in valuation signals a dramatic shift from unbridled optimism in 2000 to persistent pessimism today.

This persistent pessimism has pushed the dividend yield on stocks above that of Treasury bond yields for only the second time in over 50 years (the first was during the ’08-’09 bear market).  With interest income taxed at 35% while dividends are taxed at 15%, the after-tax yield on stocks looks even more compelling.  In addition, dividends offer the prospect for growth while interest payments don’t.

In short, investors are focused on the challenges in Europe and the fiscal deficits in the U.S. Federal budget while worrying about slowing global growth.  In my opinion, these worries are amply reflected in the valuation of stocks today.  Over time, I expect these issues to be addressed.  As worries dissipate, the valuation of stocks should improve.

What We Own

When stocks sold off in August, our team examined all of our investments under the assumption that a recession was coming.  I asked everyone to think critically about

POPLAR FOREST PARTNERS FUND

the businesses we own – are there any that we would be uncomfortable owning if a 2012 recession became reality?  As a result of this work, we liquidated two investments.  In general, we finished this “what if” exercise with increased confidence in the companies we own.  While we expect the economy to grow moderately in 2012, our current portfolio includes 27 investments that we are very happy to own even if there is a recession in 2012.

One way to assess your investment is to look at our proportionate share of the results for each of the 27 businesses we own.  This approach will hopefully help explain why we are so bullish about the long-term opportunities in our portfolio.

Over the last 12 months, the 27 companies in which we are invested generated over $95 billion of aggregate free cash flow.  If we owned 100% of these businesses, we’d have a giant pile of cash to divvy up amongst ourselves – but we don’t own 100%.  As a minority partner in these businesses, our proportionate share of our companies’ free cash flow equaled roughly $22.8 million over the last 12 months.  The majority of that free cash flow was returned to us either directly or indirectly.

In the last 12 months, dividend payments made by our portfolio companies returned roughly 26% of the proportionate free cash flow generated.  Another 69% was used to repurchase shares (which results in an effective increase in our ownership of businesses we like).  Hypothetically, all of the free cash generated could have been returned to us; in practice, some free cash flow is used for acquisitions or for the reduction of debt.  In the last 12 months, our companies’ Boards of Directors returned 95% of the free cash generated.

Another way to think about the investment appeal of our companies is to compare the free cash generated by the businesses to the quoted prices of those businesses.  Our proportionate share of the free cash flow generated by our companies totaled $22.8 million over the last 12 months.  If our companies’ Boards chose to pay out all the cash generated, it would equal 9.5% of those companies’ value at quarter end (9/30/11) – and this is after sufficient capital spending to support growth of these high quality businesses.

As a general rule, we aim to have at least 85% of our portfolio invested in companies with “investment grade” rated debt – a sign of financial strength.  In another sign that high quality companies are “on sale”, at quarter end (9/30/11), 25 of our 27 companies had investment grade quality balance sheets.

In summary, our portfolio includes investments in 27 businesses that collectively generate a lot of free cash flow, that have strong balance sheets and solid market positions and that are run by shareholder-oriented management teams.  Our optimism with respect to future returns is driven by the values we see – our companies currently trade at 10x this year’s expected earnings and at a 47% discount to our assessment of their fair value.  Which sounds better, hiding money in cash with little or no return, lending to the U.S. Government for ten years at an interest rate of 2% or owning an interest in strong and growing companies generating substantial free cash

POPLAR FOREST PARTNERS FUND

flow?  While we have no idea what the market will do over the next three months, when we look out three years or more, we see incredible opportunity.

In Closing – Thank You

While we will be closely watching developments in Europe and the important work of the U.S. Joint Select Committee on Deficit Reduction (the “Super Committee”), our focus will remain on identifying investment opportunities in under-appreciated companies and industries.  We are excited about the many opportunities we see today as we strive to deliver superior, long-term, risk-adjusted returns.

In the last year, the Poplar Forest Partners Fund has grown from $46 million in assets to $128 million.  To our new client partners I say: “Welcome aboard!”  And, as always, I want to thank each of you for the trust you’ve placed in us.  The team here at Poplar Forest is among the Fund’s largest investors and we look forward to many years of profitable partnership with all of you.

Sincerely,

J. Dale Harvey

Mutual fund investing involves risk.  Principal loss is possible.  The Fund may invest in debt securities which typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Fund may invest in medium-sized companies, which involve additional risks such as limited liquidity and greater volatility than larger companies.

The information provided herein represents the opinion of J. Dale Harvey and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change at any time, and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the Schedule of Investments in this report.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.  It is not possible to invest directly in an index.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Poplar Forest Partners Fund is distributed by Quasar Distributors, LLC.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2011 (Unaudited)

Percentages represent market value as a percentage of total investments.

POPLAR FOREST PARTNERS FUND

EXPENSE EXAMPLE – September 30, 2011 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Poplar Forest Partners Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/11 – 9/30/11).

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% and 1.00% per the advisory agreement for the Poplar Forest Partners Fund – Class A shares and the Poplar Forest Partners Fund – Institutional Class shares, respectively.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

POPLAR FOREST PARTNERS FUND

EXPENSE EXAMPLE – September 30, 2011 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/11	9/30/11	4/1/11 – 9/30/11*
Class A Shares
Actual	$1,000.00	$ 806.80	$5.66
Hypothetical (5% return	$1,000.00	$1,018.80	$6.33
before expenses)
Institutional Class Shares
Actual	$1,000.00	$ 808.10	$4.53
Hypothetical (5% return	$1,000.00	$1,020.05	$5.06
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account values over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.  The annualized expense ratios of the Poplar Forest Partners Fund – Class A shares and the Poplar Forest Partners Fund – Institutional Class shares are 1.25% and 1.00%, respectively.

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Comparison of the change in value of a $1,000,000 investment in the
Poplar Forest Partners Fund – Institutional Class Shares vs. the S&P 500 Index

		Since
Average Annual Total Return:	1 Year	Inception1
Poplar Forest Partners Fund – Institutional Class Shares	-6.18%	-0.96%
Poplar Forest Partners Fund – Class A Shares (with sales load)	-11.13%	-4.07%
Poplar Forest Partners Fund – Class A Shares (without sales load)	-6.44%	-1.21%
S&P 500® Index	1.14%	2.87%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  Class A shares may be subject to a 5.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

1	The Fund commenced operations on December 31, 2009.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2011

Shares	COMMON STOCKS – 97.1%	Value
	Administrative and Support Services – 3.7%
225,000	Robert Half International, Inc.	$4,774,500

	Apparel Manufacturing – 4.1%
190,000	Cintas Corp.	5,346,600

	Chemical Manufacturing – 6.3%
113,500	Abbott Laboratories	5,804,390
75,000	Bristol-Myers Squibb Co.	2,353,500
		8,157,890

	Computer and Electronic
	Product Manufacturing – 12.7%
230,000	Hewlett-Packard Co.	5,163,500
34,000	International Business Machines Corp.	5,951,020
190,000	TE Connectivity (a)	5,346,600
		16,461,120

	Credit Intermediation and Related Activities – 13.5%
688,000	Bank of America Corp.	4,210,560
190,000	Citigroup, Inc.	4,867,800
120,000	JPMorgan Chase & Co.	3,614,400
150,000	State Street Corp.	4,824,000
		17,516,760

	Educational Services – 2.9%
96,500	Apollo Group, Inc. – Class A (b)	3,822,365

	Food Manufacturing – 1.3%
185,000	Dean Foods Co. (b)	1,640,950

	Insurance Carriers and Related Activities – 10.6%
100,000	Aetna Inc.	3,635,000
215,000	Axis Capital Holdings Ltd. (a)	5,577,100
295,000	Lincoln National Corp.	4,610,850
		13,822,950

	Machinery Manufacturing – 3.4%
295,000	General Electric Co.	4,495,800

	Miscellaneous Manufacturing – 4.5%
105,000	Baxter International Inc.	5,894,700

	Miscellaneous Store Retailers – 4.1%
400,000	Staples, Inc.	5,320,000

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2011, Continued

Shares		Value
	Printing and Related Support Activities – 7.2%
205,000	Avery Dennison Corp.	$5,141,400
300,000	R. R. Donnelley & Sons Co.	4,236,000
		9,377,400

	Professional, Scientific, and Technical Services – 4.2%
150,000	Omnicom Group Inc.	5,526,000

	Publishing Industries – 12.2%
205,000	Electronic Arts Inc. (b)	4,192,250
147,500	Mcgraw-Hill Companies, Inc.	6,047,500
225,000	Microsoft Corp.	5,600,250
		15,840,000

	Telecommunications – 2.4%
50,000	Time Warner Cable Inc.	3,133,500

	Water Transportation – 4.0%
170,000	Carnival Corp. (a)	5,151,000
	TOTAL COMMON STOCKS (Cost $144,332,718)	126,281,535

	SHORT-TERM INVESTMENTS – 1.6%
2,015,871	Fidelity Institutional Money Market
	Portfolio – Select Class, 0.07% (c)	2,015,871
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,015,871)	2,015,871
	Total Investments in Securities
	(Cost $146,348,589) – 98.7%	128,297,406
	Other Assets in Excess of Liabilities – 1.3%	1,709,526
	NET ASSETS – 100.0%	$130,006,932

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day yield at September 30, 2011.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2011

ASSETS
Investments in securities, at value (identified cost $146,348,589)	$128,297,406
Receivables
Fund shares issued	1,652,709
Securities sold	76,572
Dividends and interest	251,762
Prepaid expenses	26,348
Total assets	130,304,797

LIABILITIES
Payables
Fund shares redeemed	94,667
Due to Advisor	74,157
12b-1 fees	24,649
Custody fees	1,923
Administration fees	36,129
Transfer agent fees and expenses	19,824
Audit fees	18,800
Fund accounting fees	15,333
Chief Compliance Officer fee	2,750
Accrued expenses	9,633
Total liabilities	297,865

NET ASSETS	$130,006,932

CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$37,986,627
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	1,564,885
Net asset value and redemption price per share	$24.27
Maximum offering price per share
(Net asset value per share divided by 95.00%)	$25.55
Institutional Class Shares
Net assets applicable to shares outstanding	$92,020,305
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	3,780,061
Net asset value, offering and redemption price per share	$24.34

COMPONENTS OF NET ASSETS
Paid-in capital	$146,899,757
Accumulated net investment income	954,623
Accumulated net realized gain from investments	203,735
Net unrealized depreciation on investments	(18,051,183)
Net assets	$130,006,932

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2011

INVESTMENT INCOME
Income
Dividends (Net of foreign tax withholdings and
issuance fees of $21,428 and $875, respectively)	$2,177,339
Interest	2,145
Total income	2,179,484

Expenses
Advisory fees (Note 4)	1,008,018
Administration fees (Note 4)	112,792
12b-1 fees - Class A shares (Note 5)	77,625
Transfer agent fees and expenses (Note 4)	73,697
Fund accounting fees (Note 4)	55,134
Registration fees	39,037
Audit fees	18,799
Custody fees (Note 4 and Note 7)	12,523
Legal fees	12,152
Chief Compliance Officer fee (Note 4)	11,250
Trustees fees	8,545
Printing and mailing expense	8,165
Insurance expense	4,631
Miscellaneous	6,612
Total expenses	1,448,980
Less: Advisory fees waived by Adviser (Note 4)	(363,337)
Net expenses	1,085,643
Net investment income	1,093,841

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments	7,500
Net change in unrealized depreciation on investments	(19,347,500)
Net realized and unrealized loss on investments	(19,340,000)
Net Decrease in Net Assets Resulting from Operations	$(18,246,159)

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	October 1, 2010	December 31, 2009*
	through	through
	September 30, 2011	September 30, 2010
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,093,841	$187,447
Net realized gain from investments	7,500	(37,304)
Net change in unrealized appreciation/(depreciation)
on investments	(19,347,500)	1,296,317
Net increase/(decrease) in net assets
resulting from operations	(18,246,159)	1,446,460
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(80,837)	—
Institutional Class Shares	(245,828)	—
From net realized gain on investments
Class A Shares	(112,839)	—
Institutional Class Shares	(243,587)	—
Total distributions to shareholders	(683,091)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	102,394,773	45,094,949
Total increase in net assets	83,465,523	46,541,409
NET ASSETS
Beginning of period	46,541,409	—
End of period	$130,006,932	$46,541,409
Accumulated net investment income	$954,623	$187,447

(a)	A summary of share transactions is as follows:

	October 1, 2010		December 31, 2009*
	through		through
	September 30, 2011		September 30, 2010
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,020,082	$29,442,907	728,598	$18,632,487
Shares issued on reinvestments of distributions	6,409	182,197	—	—
Shares redeemed	(157,371)	(4,465,074)	(32,832)	(829,073)
Net increase	869,120	$25,160,030	695,766	$17,803,414

	October 1, 2010		December 31, 2009*
	through		through
	September 30, 2011		September 30, 2010
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,942,258	$83,851,384	1,099,379	$27,725,742
Shares issued on reinvestments of distributions	13,053	371,364	—	—
Shares redeemed	(257,015)	(6,988,005)	(17,615)	(434,207)
Net increase	2,698,296	$77,234,743	1,081,764	$27,291,535

*	Commencementof operations.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares
		December 31, 2009*
	Year Ended	through
	September 30, 2011	September 30, 2010
Net asset value, beginning of period	$26.16	$25.00

Income from investment operations:
Net investment income^	0.26	0.17
Net realized and unrealized
gain/(loss) on investments	(1.91)	0.99
Total from investment operations	(1.65)	1.16

Less distributions:
From net investment income	(0.10)	—
From net realized gain on investments	(0.14)	—
Total distributions	(0.24)	—
Net asset value, end of period	$24.27	$26.16

Total return	-6.44%	4.64	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$37,987	$18,200

Ratio of expenses to average net assets:
Before fee waiver	1.61%	2.24	%++
After fee waiver	1.25%	1.25	%++

Ratio of net investment income/(loss)
to average net assets:
Before fee waiver	0.54%	(0.11	%)++
After fee waiver	0.90%	0.88	%++

Portfolio turnover rate	22.48%	10.29	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class Shares
		December 31, 2009*
	Year Ended	through
	September 30, 2011	September 30, 2010
Net asset value, beginning of period	$26.20	$25.00

Income from investment operations:
Net investment income^	0.33 ^	0.24	^
Net realized and unrealized
gain/(loss) on investments	(1.91)	0.96
Total from investment operations	(1.58)	1.20

Less distributions:
From net investment income	(0.14)	—
From net realized gain on investments	(0.14)	—
Total distributions	(0.28)	—
Net asset value, end of period	$24.34	$26.20

Total return	-6.18%	4.80	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$92,020	$28,341

Ratio of expenses to average net assets:
Before fee waiver	1.36%	1.94	%++
After fee waiver	1.00%	1.00	%++

Ratio of net investment income
to average net assets:
Before fee waiver	0.81%	0.30	%++
After fee waiver	1.17%	1.24	%++

Portfolio turnover rate	22.48%	10.29	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2011

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is to seek long-term growth of capital.  The Fund currently offers Class A shares and Institutional Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year of 2010, or expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

G.
Regulated Investment Company Modernization Act: On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law.  The Modernization Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”).  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.  The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Securities:  Short-term securities having a maturity of 60 days or  less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$4,774,500	$—	$—	$4,774,500
Educational Services	3,822,365	—	—	3,822,365
Finance and Insurance	31,339,710	—	—	31,339,710
Information	18,973,500	—	—	18,973,500
Manufacturing	51,374,460	—	—	51,374,460
Retail Trade	5,320,000	—	—	5,320,000
Professional, Scientific, and
Technical Services	5,526,000	—	—	5,526,000
Transportation and
Warehousing	5,151,000	—	—	5,151,000
Total Common Stocks	126,281,535	—	—	126,281,535
Short-Term Securities	2,015,871	—	—	2,015,871
Total Investments in
Securities	$128,297,406	$—	$—	$128,297,406

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at September 30, 2011, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended September 30, 2011.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

New Accounting Pronouncement: On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures.  At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement.  The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.  Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement.  The effective date of the ASU is for interim and annual periods beginning after December 15, 2011.  At this time, the Fund is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2011, Poplar Forest Capital, LLC (the “Adviser”) provided the Fund with investment management services under an Investment Advisory Agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the year ended September 30, 2011, the Fund incurred $1,008,018 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.25% and 1.00% of average daily net assets of the Fund’s Class A and Institutional Class shares, respectively.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended September 30, 2011, the Adviser reduced its fees in the amount of $363,337; no amounts were reimbursed to the Adviser.  Cumulative expenses subject to recapture

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

pursuant to the aforementioned conditions amounted to $533,759 at September 30, 2011.  The expense limitation will remain in effect through at least January 28, 2012, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2013	$170,422
2014	363,337
$533,759

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended September 30, 2011, the Fund incurred $112,792 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended September 30, 2011, the Fund incurred $55,134, $60,136, and $12,510 in fund accounting, transfer agency (excluding out-of-pocket expenses), and custody fees (excluding interest expense), respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the year ended September 30, 2011, the Fund was allocated $11,250 of the Chief Compliance Officer fee.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2011, the Class A shares paid the Distributor $77,625.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2011, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $122,320,981 and $22,167,060, respectively.

NOTE 7 – LINE OF CREDIT

The Fund has a line of credit in the amount of $2,500,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended September 30, 2011, the Fund drew upon its line of credit.  The Fund had a one day outstanding balance of $139,000, a weighted average interest rate of 3.25%, and incurred interest expense of $13 which is included in custody fees on the statement of operations.  At September 30, 2011, the Fund had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and securities transferred to the Fund.

The tax character of distributions paid in the Fund during the year ended September 30, 2011 and the period ended September 30, 2010 was as follows:

	Year Ended	Period Ended
	September 30, 2011	September 30, 2010
Ordinary income	$423,957	$—
Long-term capital gains	259,134	—

Ordinary income distributions may include dividends paid from short-term capital gains.

As of September 30, 2011, the components of capital on a tax basis were as follows:

Cost of investments (a)	$146,169,428
Gross unrealized appreciation	5,229,479
Gross unrealized depreciation	(23,101,501)
Net unrealized appreciation	(17,872,022)
Undistributed ordinary income	954,623
Undistributed long-term capital gain	24,574
Total distributable earnings	979,197
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$(16,892,825)

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and a tax-free transfer of securities.

POPLAR FOREST PARTNERS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Poplar Forest Partners Fund

We have audited the accompanying statement of assets and liabilities of the Poplar Forest Partners Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of September 30, 2011, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period December 31, 2009 (commencement of operations) through September 30, 2010.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Poplar Forest Partners Fund, as of September 30, 2011, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period December 31, 2009 (commencement of operations) through September 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 22, 2011

POPLAR FOREST PARTNERS FUND

NOTICE TO SHAREHOLDERS at September 30, 2011 (Unaudited)

For the year ended September 30, 2011, the Fund designated $423,957 as ordinary income and $259,134 as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended September 30, 2011, the percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2011 was 100%.

The percentage of taxable ordinary income distributions that is designated as short-term capital gain distributions under Internal Revenue section 871(k)(2)(C) is 22.95%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2011

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-877-522-8860.

POPLAR FOREST PARTNERS FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex	Other
Name, Address	Held with	of Time	During Past	Overseen by	Directorships
and Age	the Trust	Served	Five Years	Trustee(2)	Held

Independent Trustees(1)

Sallie P. Diederich	Trustee	Indefinite	Independent Mutual	1	Trustee,
(age 61)		term since	Fund Consultant,		Advisors
615 E. Michigan Street		January	(1995 to present);		Series Trust
Milwaukee, WI 53202		2011.	Advisor Corporate		(for series
			Controller,		not affiliated
			Transamerica		with the Fund).
Fund Management
Company (1994 to
1995); Senior Vice
President, Mutual
Fund and Custody
Operations, Putnam
Investments (1992 to
1993; Vice President
and Controller,
Mutual Fund
Accounting, American
Capital Mutual Funds
(1986 to 1992).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	1	Trustee,
(age 75)		term since	Financial Consultant		Advisors
615 E. Michigan Street		February	and former Executive		Series Trust
Milwaukee, WI 53202		1997.	Vice President and		(for series
			Chief Operating Officer		not affiliated
			of ICI Mutual Insurance		with the Fund);
			Company (until January		Trustee, The
			1997).		Forward Funds
(35 portfolios).

POPLAR FOREST PARTNERS FUND

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex	Other
Name, Address	Held with	of Time	During Past	Overseen by	Directorships
and Age	the Trust	Served	Five Years	Trustee(2)	Held
George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 77)		term since	President, Hotchkis and		Advisors
615 E. Michigan Street		May 2002.	Wiley Funds (mutual		Series Trust
Milwaukee, WI 53202			funds) (1985 to 1993).		(for series
not affiliated
with the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 72)		term since	Senior Vice President,		Advisors
615 E. Michigan Street		February	Federal Home Loan		Series Trust
Milwaukee, WI 53202		1997.	Bank of San Francisco.		(for series
not affiliated
with the Fund).

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex	Other
Name, Address	Held with	of Time	During Past	Overseen by	Directorships
and Age	the Trust	Served	Five Years	Trustee(2)	Held

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO, U.S.	1	Trustee,
(age 64)	Trustee	term since	Bancorp Fund Services,		Advisors
615 E. Michigan Street		September	LLC (May 1991		Series Trust
Milwaukee, WI 53202		2008.	to present).		(for series
not affiliated
with the Fund).

POPLAR FOREST PARTNERS FUND

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 64)	and Chief	term since	(May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 44)	and	term since	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street	Principal	June 2003.	LLC (March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 50)	and	term since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Michael L. Ceccato	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 54)	President,	term since	(February 2008 to present); General
615 E. Michigan Street	Chief	September	Counsel/Controller, Steinhafels, Inc. (September
Milwaukee, WI 53202	Compliance	2009.	1995 to February 2008).
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 46)		term since	Fund Services, LLC (May 2006 to present); Senior
615 E. Michigan Street		June 2007.	Counsel, Wells Fargo Funds Management, LLC
Milwaukee, WI 53202			(May 2005 to May 2006); Senior Counsel, Strong
Financial Corporation (January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-877-522-8860.

POPLAR FOREST PARTNERS FUND

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-522-8860 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

POPLAR FOREST PARTNERS FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA 91101

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY 10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-877-522-8860.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Sallie P. Diederich is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2011	FYE 9/30/2010
Audit Fees	$15,900	$13,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2011	FYE 9/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2011	FYE 9/30/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

 (b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*            /s/ Douglas G. Hess
Douglas G. Hess, President

Date   12/2/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*            /s/ Douglas G. Hess
Douglas G. Hess, President

Date   12/2/11

By (Signature and Title)*            /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date 12/2/11

* Print the name and title of each signing officer under his or her signature.